UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05488
                                                     ---------------------

                       Nuveen Municipal Income Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                  ANNUAL REPORT October 31, 2004

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                                               NUVEEN MUNICIPAL VALUE FUND, INC.
                                                                             NUV

                                              NUVEEN MUNICIPAL INCOME FUND, INC.
                                                                             NMI


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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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OR

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(Be sure to have the address sheet that accompanied this report handy. You'll
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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the most recent fiscal year your Fund continued to provide you with monthly tax-free income and an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Perspectives and Performance Overview sections of this report.

With longer-term interest rates still relatively low, many investors have begun to wonder whether these rates will soon begin to rise, and whether that makes this the time to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional can be an impor-



"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES."



tant component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a portfolio designed to perform well through a variety of market conditions.

As in past reports, I'd also like to direct your attention to the inside front cover, which explains the quick and easy process to begin receiving these Fund reports via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2004

Nuveen Municipal Closed-End Exchange-Traded Funds
NUV, NMI

Portfolio Managers'
        PERSPECTIVE

Portfolio managers Tom Spalding and John Miller discuss the economic and market environment, key investment strategies and the fiscal year performance of NUV and NMI. With 27 years of investment experience at Nuveen, Tom has managed NUV since its inception in 1987. John, who has 11 years of municipal market experience, assumed portfolio management responsibility for NMI in 2001.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2004?

During this fiscal year, the U.S. economy demonstrated improvement in a number of key areas, although the pace of the recovery slowed over the last six months of the period. As one example, the gross domestic product (GDP) expanded at annualized rates of in the fourth quarter of 2003 and 4.5% in the first quarter of 2004. However, sharply higher energy prices restrained consumer spending during the second and third quarters of 2004, which in turn impacted economic momentum. Over this period, GDP growth moderated to 3.3% annualized in the second quarter and 3.9% annualized in the third quarter.

Higher energy costs also continued to fuel lingering concerns about inflation. Although monthly gains in consumer prices were generally tame, by the end of October 2004 inflation was running well ahead of the 2003 pace. The Consumer Price Index (CPI) rose at a 3.9% annualized rate for the first 10 months of 2004, more than double the 1.9% rate for all of 2003. Excluding energy and food, the CPI increased at an annual rate of 2.4% for the first 10 months of 2004.

During the second quarter of 2004 in particular, inflation worries, the slowing pace of economic recovery and continued geopolitical uncertainty acted as catalysts for heightened volatility in the fixed-income markets. As one example, the yield on the Bond Buyer 25 Revenue Bond Index (BB25), a widely followed municipal bond index, began this reporting period at 5.24%. The BB25 yield then dropped steadily over the next five months to 4.73% by mid-March 2004. As a series of improved employment reports sparked increased anticipation of action by the Federal Reserve, the index yield began to climb again, rising more than 70 basis points over the next eight weeks to 5.45%, where it hovered through the end of June. However, more bond-friendly news--including indications of relatively slow growth of wages and employment--prompted a retreat to 4.97% by the end of October 2004.

While intermediate and long-term bond yields generally fell over most of the second half of the Funds' fiscal years, short-term rates slowly rose. The Federal Reserve instituted three different one-quarter-point increases in the fed funds rate between June and September 2004. (On both November 10 and December 14, following the end of this reporting period, the Fed added additional quarter-point increases, bringing the fed funds rate to 2.25%.)

Over the 12 month period, municipal new issue supply nationwide remained relatively strong, with $363.4 billion in new bonds coming to market. This represented a decrease of about 5% from the preceding 12-month period, as the improving economy and higher tax revenues lessened the need for some issuers to borrow.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

As the market continued to anticipate increased interest rates, our focus during this reporting period remained on finding bonds with the potential to add value and perform well under a variety of market scenarios. In general, our purchase activity in NUV emphasized attractive, higher-quality securities that mature in 20 to 25 years, while NMI focused on higher-quality bonds with maturities in the range of 15 to 20 years. In many cases, bonds in this intermediate to long intermediate part of the yield curve offered yields similar to those of longer-term bonds with what we believed to be less inherent interest rate risk (the risk that the value of a Fund's portfolio will decline if market interest rates rise, since bond prices move in the opposite direction of interest rates).

Demand for municipal securities remained firm through most of this reporting period, which limited our ability to find bonds with attractive prices, yields and structures. Because bonds in the insured and limited tax obligation sectors constituted a major part of new issue volume during the fiscal year, we often looked in these areas for purchase opportunities. Consequently, the allocations to both limited tax obligation bonds and the insured category increased in NUV and NMI over the course of this fiscal year.

We also sought to purchase higher-coupon bonds that we believed could help support the Funds' dividends, and we worked to enhance the Funds' call protection by selling some bonds with short call dates and reinvesting the proceeds in longer-term securities with better call protection.

As noted, one of our goals in NMI over this period was to improve the Fund's overall credit quality. We also wanted to enhance industry sector diversification while trying to support the Fund's dividend-paying capabilities. As of October 31, 2004, NMI's allocation to the top three credit quality categories--AAA/U.S. Guaranteed, AA, and A--totaled 43%, up from 31% a year earlier.

HOW DID THE FUNDS PERFORM?

Individual results for NUV and NMI, as well as for relevant comparative indexes, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 10/31/04
(Annualized)

                          1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------
NUV                        7.77%            6.87%             6.38%
--------------------------------------------------------------------
NMI                        8.69%            4.77%             5.63%
--------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index1                6.03%            7.19%             7.05%
--------------------------------------------------------------------
Lipper General and Insured
Unleveraged Municipal Debt
Funds Average2             7.04%            5.71%             6.38%
--------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended October 31, 2004, the total returns on net asset value
(NAV) for both NUV and NMI outperformed the return on the Lehman Brothers Index. The two Funds also outperformed the average return for their Lipper peer group for this period.

Even though we sought over the course of this fiscal year to improve the credit quality of both Funds, their relatively large holdings of lower-quality bonds was one of the major factors contributing to their outperformance of the Lehman Brothers Index. Over most of the reporting period, lower-quality bonds generally outperformed higher-quality securities as the economy improved and demand for these lower-quality bonds increased.

Among the lower-rated bonds making positive contributions to the Funds' total returns during this period were those issued by the healthcare sector, especially hospital bonds. The performance of the healthcare sector as a whole ranked second among the Lehman Brothers Index's revenue sectors for the 12-month period. As of October 31, 2004, exposure to the healthcare sector was 20.3% in NUV and 16.2% in NMI. In particular, NUV benefited from its holdings of bonds issued by the Michigan State Hospital Finance Authority for Detroit Medical Center, which appreciated in price as the center's financial situation continued to improve. One NMI hospital holding, the West Penn Allegheny Health System in Pennsylvania, also experienced price appreciation due to strong financial results and the demand for high-yield hospital bonds.

NUV and NMI had a number of healthcare credits pre-refunded and/or upgraded during this reporting period, which resulted in improved credit quality and price appreciation, which added to the Funds' total returns. In addition, both Funds benefited from the improvement in California general obligation bonds, which were upgraded by Moody's, Standard & Poor's and Fitch to A3/A/A- from Baa1/BBB/BBB between May and September 2004.


1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper General and Insured Unleveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 9 funds; 5 years, 8 funds; and 10 years, 8 funds. Fund and Lipper returns assume reinvestment of dividends.

Both Funds' returns were helped by the strong performance of their holdings of uninsured bonds backed by the 1998 master tobacco settlement agreement. As of October 31, 2004, NUV and NMI had exposures of approximately 5% to tobacco bonds.

One sector that did not perform well during this period was housing, both multifamily and single family. The housing sector, as a whole, ranked at the bottom of the Lehman Brothers Index's revenue sectors for the 12-month period. The sector's below-market performance stemmed largely from the increase in mortgage prepayments as interest rates remained low, which resulted in a number of bond calls. While the Funds' housing exposure had a negative impact on their performance, this was minimized by the fact that as of October 31, 2004, NUV and NMI each had allocated only 2% of their investments to the housing sector.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As noted, interest rates remained relatively low throughout this reporting period. This meant that proceeds from the calls and sales of higher-yielding bonds had to be reinvested in the current, lower interest rate environment. This led to a dividend cut by NMI in March 2004 and by NUV in June 2004.

Both of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2004, NUV had positive UNIIbalances for both financial statement and tax purposes, and NMI had a negative UNII balance for financial statement purposes, but a positive UNII balance for tax purposes.

As of October 31, 2004, both NUV and NMI were trading at discounts to their NAVs. These discounts were generally in line with the Funds' average discounts over the entire 12-month reporting period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF BOND CALLS AS OF OCTOBER 31, 2004?

As of October 31, 2004, the potential call exposure for these Funds during 2004-2006 was 16% in NUV and 21% in NMI. The number of actual bond calls in both of these Funds depends largely on market interest rates in the future.

Nuveen Municipal Value Fund, Inc.
NUV

Performance
     OVERVIEW As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 52%
AA                                  13%
A                                   13%
BBB                                 14%
NR                                   2%
BB or Lower                          6%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                                 0.04
Dec                                 0.04
Jan                                 0.04
Feb                                 0.04
Mar                                 0.04
Apr                                 0.04
May                                 0.04
Jun                                 0.039
Jul                                 0.039
Aug                                 0.039
Sep                                 0.039
Oct                                 0.039

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             9.12
                                    9.19
                                    9.24
                                    9.25
                                    9.21
                                    9.21
                                    9.2
                                    9.25
                                    9.3
                                    9.4
                                    9.51
                                    9.51
                                    9.53
                                    9.52
                                    9.52
                                    9.53
                                    9.54
                                    9.59
                                    9.55
                                    9.62
                                    9.54
                                    9.43
                                    9.05
                                    8.9
                                    8.84
                                    8.66
                                    8.78
                                    8.96
                                    8.98
                                    8.93
                                    8.74
                                    8.74
                                    8.98
                                    9.05
                                    9.03
                                    8.91
                                    8.89
                                    9.07
                                    9.04
                                    9.1
                                    9.16
                                    9.14
                                    9.21
                                    9.24
                                    9.27
                                    9.16
                                    9.22
                                    9.24
                                    9.3
10/31/04                            9.36


FUND SNAPSHOT
------------------------------------
Share Price                    $9.36
------------------------------------
Net Asset Value               $10.11
------------------------------------
Premium/(Discount) to NAV     -7.42%
------------------------------------
Market Yield                   5.00%
------------------------------------
Taxable-Equivalent Yield1      6.94%
------------------------------------
Net Assets ($000)         $1,971,925
------------------------------------
Average Effective
Maturity on Securities
(Years)                        20.79
------------------------------------
Average Modified Duration       6.52
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/17/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.01%         7.77%
------------------------------------
5-Year          7.72%         6.87%
------------------------------------
10-Year         6.50%         6.38%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       15.8%
------------------------------------
Illinois                       11.8%
------------------------------------
California                     11.4%
------------------------------------
Michigan                        5.8%
------------------------------------
Texas                           5.7%
------------------------------------
Indiana                         4.7%
------------------------------------
New Jersey                      4.0%
------------------------------------
Massachusetts                   2.9%
------------------------------------
Missouri                        2.8%
------------------------------------
South Carolina                  2.8%
------------------------------------
Colorado                        2.7%
------------------------------------
Wisconsin                       2.4%
------------------------------------
Washington                      2.1%
------------------------------------
Georgia                         2.0%
------------------------------------
Nevada                          1.9%
------------------------------------
Louisiana                       1.9%
------------------------------------
Pennsylvania                    1.9%
------------------------------------
Florida                         1.8%
------------------------------------
Other                          15.6%
------------------------------------

SECTORS
(as a % of Total Investments)
------------------------------------
Tax Obligation/Limited         21.3%
------------------------------------
Healthcare                     20.3%
------------------------------------
Tax Obligation/General         12.5%
------------------------------------
Utilities                      12.3%
------------------------------------
Transportation                  9.9%
------------------------------------
U.S. Guaranteed                 8.2%
------------------------------------
Consumer Staples                4.9%
------------------------------------
Other                          10.6%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0832 per share.

Nuveen Municipal Income Fund, Inc.
NMI

Performance
     OVERVIEW As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 20%
AA                                  10%
A                                   13%
BBB                                 39%
NR                                  11%
BB or Lower                          7%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                                 0.045
Dec                                 0.045
Jan                                 0.045
Feb                                 0.045
Mar                                 0.044
Apr                                 0.044
May                                 0.044
Jun                                 0.044
Jul                                 0.044
Aug                                 0.044
Sep                                 0.044
Oct                                 0.044

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             9.66
                                    9.65
                                    9.64
                                    9.66
                                    9.62
                                    9.87
                                    9.73
                                    9.84
                                    9.6
                                    9.91
                                    9.95
                                    9.87
                                    9.98
                                    10.14
                                    10.4
                                    10.38
                                    10.41
                                    10.47
                                    10.46
                                    10.62
                                    10.55
                                    10.35
                                    10.05
                                    9.52
                                    9.73
                                    9.27
                                    9.33
                                    9.29
                                    9.36
                                    9.32
                                    9.28
                                    9.55
                                    9.6
                                    9.6
                                    9.55
                                    9.49
                                    9.59
                                    9.82
                                    9.84
                                    10
                                    9.91
                                    9.93
                                    10.1
                                    10.04
                                    9.92
                                    9.96
                                    9.96
                                    10.17
                                    10.03
10/31/04                            10.08

FUND SNAPSHOT
------------------------------------
Share Price                   $10.08
------------------------------------
Net Asset Value               $10.76
------------------------------------
Premium/(Discount) to NAV     -6.32%
------------------------------------
Market Yield                   5.24%
------------------------------------
Taxable-Equivalent Yield1      7.28%
------------------------------------
Net Assets ($000)            $87,324
------------------------------------
Average Effective
Maturity on Securities
(Years)                        17.82
------------------------------------
Average Modified Duration       5.80
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/20/88)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.34%         8.69%
------------------------------------
5-Year          4.23%         4.77%
------------------------------------
10-Year         5.55%         5.63%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     16.6%
------------------------------------
New York                        9.6%
------------------------------------
Texas                           8.7%
------------------------------------
Illinois                        6.8%
------------------------------------
Pennsylvania                    6.0%
------------------------------------
Connecticut                     6.0%
------------------------------------
Colorado                        5.5%
------------------------------------
South Carolina                  4.4%
------------------------------------
Michigan                        4.1%
------------------------------------
Indiana                         4.1%
------------------------------------
Ohio                            3.3%
------------------------------------
Florida                         3.3%
------------------------------------
Virginia                        3.2%
------------------------------------
Massachusetts                   3.0%
------------------------------------
Louisiana                       3.0%
------------------------------------
Other                          12.4%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Utilities                      22.5%
------------------------------------
Tax Obligation/Limited         16.3%
------------------------------------
Healthcare                     16.2%
------------------------------------
Consumer Staples                7.5%
------------------------------------
Tax Obligation/General          7.4%
------------------------------------
Materials                       6.9%
------------------------------------
Education and Civic
  Organizations                 6.9%
------------------------------------
U.S. Guaranteed                 6.6%
------------------------------------
Transportation                  5.0%
------------------------------------
Other                           4.7%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Shareholder
       MEETING REPORT

The Shareholder Meeting was held on August 3, 2004, at the Northern Trust Bank, Chicago, Illinois.

                                                                                                                 NUV             NMI
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                                              Common          Common
                                                                                                              Shares          Shares
====================================================================================================================================
Lawrence H. Brown
      For                                                                                                167,203,265       7,206,102
      Withhold                                                                                             2,356,332          80,353
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                              169,559,597       7,286,455
====================================================================================================================================
William C. Hunter
      For                                                                                                167,122,349       7,195,491
      Withhold                                                                                             2,437,248          90,964
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                              169,559,597       7,286,455
====================================================================================================================================
Timothy R. Schwertfeger
      For                                                                                                167,312,331       7,206,646
      Withhold                                                                                             2,247,266          79,809
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                              169,559,597       7,286,455
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
December 15, 2004

                        Nuveen Municipal Value Fund, Inc. (NUV)
                        Portfolio of
                                INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.3%

$       1,615   Alabama Housing Finance Authority, Collateralized Home                4/08 at 102.00         Aaa     $    1,644,555
                 Mortgage Program Single Family Mortgage Revenue Bonds,
                 Series 1998A-2, 5.450%, 10/01/28 (Alternative Minimum Tax)

        5,000   Courtland Industrial Development Board, Alabama, Solid               11/09 at 101.00        Baa2          5,462,350
                 Waste Disposal Revenue Bonds, Champion International
                 Paper Corporation, Series 1999A, 6.700%, 11/01/29
                 (Alternative Minimum Tax)

        1,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/11 at 101.00          A2          1,826,895
                 Series 2001A, 5.750%, 6/01/31

        4,000   Jasper Medical Clinic Board, Alabama, Hospital Revenue                1/05 at 100.00        Baa1          4,036,400
                 Bonds, Walker Regional Medical Center Inc., Series 1993,
                 6.375%, 7/01/18

       12,000   Jefferson County, Alabama, Sewer Revenue Capital                      2/09 at 101.00         AAA         13,463,520
                 Improvement Warrants, Series 1999A, 5.375%, 2/01/36
                 (Pre-refunded to 2/01/09) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.3%

        3,000   Anchorage, Alaska, General Obligation Bonds, Series 2003B,            9/13 at 100.00         AAA          3,163,050
                 5.000%, 9/01/23 - FGIC Insured

        3,030   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         BBB          3,030,485
                 Settlement Asset-Backed Bonds, Series 2000, 6.200%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.2%

        4,900   Arizona Health Facilities Authority, Hospital System Revenue         11/09 at 100.00         Ba2          4,929,204
                 Bonds, Phoenix Children's Hospital, Series 1999A,
                 6.250%, 11/15/29

        1,400   Arizona Health Facilities Authority, Hospital System Revenue          2/12 at 101.00         Ba2          1,412,446
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21

       13,100   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00        BBB+         14,501,045
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

        3,000   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa          3,000,000
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 4/20/44 (Alternative
                 Minimum Tax) (WI, settling 12/16/04)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8%

       10,460   Cabot School District 4, Lonoke County, Arkansas, General             8/08 at 100.00         Aaa         10,734,470
                 Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/32 -
                 AMBAC Insured

          585   Conway, Arkansas, Sales and Use Tax Capital Improvement              12/06 at 101.00         AAA            628,109
                 Bonds, Series 1997A, 5.350%, 12/01/17 - FSA Insured

        2,750   Jefferson County, Arkansas, Pollution Control Revenue                12/04 at 100.00        Baa2          2,753,053
                 Refunding Bonds, Entergy Arkansas Inc. Project, Series 1997,
                 5.600%, 10/01/17

        2,000   University of Arkansas, Fayetteville, Various Facilities Revenue     12/12 at 100.00         Aaa          2,047,480
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 11.2%

        7,310   California Educational Facilities Authority, Revenue Bonds,           10/09 at 39.19         Aaa          2,485,546
                 Loyola Marymount University, Series 2000,
                 0.000%, 10/01/24 (Pre-refunded to 10/01/09) - MBIA Insured

        3,975   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          4,045,954
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.250%, 10/01/34

                California, General Obligation Bonds, Series 2003:
       14,600    5.250%, 2/01/28                                                      8/13 at 100.00           A         15,351,754
       11,250    5.000%, 2/01/33                                                      8/13 at 100.00           A         11,477,025

        7,500   California, General Obligation Bonds, Series 2004, 5.000%, 2/01/33    2/14 at 100.00           A          7,658,250

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
       10,000    5.125%, 5/01/19                                                      5/12 at 101.00          A2         10,753,700
       10,000    5.250%, 5/01/20                                                      5/12 at 101.00          A2         10,820,400


                                       12

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      17,155   California State Public Works Board, Lease Revenue                   12/04 at 101.00         Aa2     $   17,361,889
                 Refunding Bonds, Various University of California
                 Projects, Series 1993A, 5.500%, 6/01/21

       15,500   California Statewide Community Development Authority,                 4/09 at 101.00        BBB-         15,809,380
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

        3,000   Capistrano Unified School District, Ladera, California, Special       9/09 at 102.00         N/R          3,068,580
                 Tax Bonds, Community Facilities District 98-2, Series 1999,
                 5.750%, 9/01/29

        5,895   Central California Joint Powers Health Finance Authority,             2/05 at 100.00        Baa2          5,739,018
                 Certificates of Participation, Community Hospitals of
                 Central California, Series 1993, 5.000%, 2/01/23

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       30,000    0.000%, 1/01/22                                                        No Opt. Call         AAA         13,589,700
        2,500    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                            1/07 at 100.00         AAA          2,714,525

        3,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,437,665
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

       33,150   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA         33,809,685
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.000%, 6/01/38 - AMBAC Insured

        9,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00          AA          9,208,530
                 Waterworks Revenue Refunding Bonds, Series 2001A,
                 5.125%, 7/01/41

        4,000   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00          B-          3,628,000
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project,
                 Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)

       30,470   Los Angeles County Public Works Financing Authority,                 12/04 at 101.00         AAA         31,144,606
                 California, Lease Revenue Bonds, Multiple Capital Facilities
                 Project IV, Series 1993, 4.750%, 12/01/13 - MBIA Insured

        8,000   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          8,308,240
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.625%, 7/01/34

        7,300   San Diego County, California, Certificates of Participation,          9/09 at 101.00        Baa3          7,580,612
                 Burnham Institute, Series 1999, 6.250%, 9/01/29

        2,629   Yuba County Water Agency, California, Yuba River                      3/05 at 100.00        Baa3          2,628,895
                 Development Revenue Bonds, Pacific Gas and Electric
                 Company, Series 1966A, 4.000%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.7%

        1,800   Colorado Educational and Cultural Facilities Authority,               8/11 at 100.00         AAA          2,284,074
                 Charter School Revenue Bonds, Peak-to-Peak Charter
                 School, Series 2001, 7.625%, 8/15/31 (Pre-refunded
                 to 8/15/11)

        2,000   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00          AA          2,101,380
                 Health Initiatives, Series 2002A, 5.500%, 3/01/32

          500   Colorado Health Facilities Authority, Revenue Bonds,                  1/12 at 100.00         BBB            524,430
                 Vail Valley Medical Center Project, Series 2001,
                 5.750%, 1/15/22

        2,580   Colorado Health Facilities Authority, Revenue Bonds, Sisters         11/04 at 102.00          AA          2,637,560
                 of Charity Healthcare Systems Inc., Series 1994,
                 5.250%, 5/15/14

       18,915   Denver, Colorado, Airport System Revenue Refunding Bonds,            11/13 at 100.00         AAA         19,363,664
                 Series 2003B, 5.000%, 11/15/33 -  XLCA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue
                Bonds, Series 2000A:
       39,700    0.000%, 9/01/28 - MBIA Insured                                        9/10 at 31.42         AAA          9,928,176
        5,000    5.750%, 9/01/35 - MBIA Insured                                       9/10 at 102.00         AAA          5,617,400

       15,000   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          3,440,250
                 Bonds, Series 2000B, 0.000%, 9/01/32 - MBIA Insured

          950   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA          1,071,752
                 Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/19 -
                 AMBAC Insured

        7,000   Northwest Parkway Public Highway Authority, Colorado,                 6/16 at 100.00         AAA          5,573,680
                 Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/21 -
                 AMBAC Insured


                                       13


                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.6%

                Washington Convention Center Authority, District of Columbia,
                Senior Lien Dedicated Tax Revenue Bonds, Series 1998:
$       2,500    5.250%, 10/01/15 - AMBAC Insured                                    10/08 at 101.00         AAA     $    2,740,075
       29,300    4.750%, 10/01/28 - AMBAC Insured                                    10/08 at 100.00         AAA         29,132,990


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.8%

        4,000   Escambia County Health Facilities Authority, Florida, Revenue        11/12 at 101.00          AA          4,359,400
                 Bonds, Ascension Health Credit Group, Series 2002C,
                 5.750%, 11/15/32

       10,690   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/11 at 100.00         AAA         10,931,166
                 Bonds, Series 2001, 5.000%, 10/01/30 - AMBAC Insured

        4,880   Lee County, Florida, Airport Revenue Bonds, Series 2000A,            10/10 at 101.00         AAA          5,381,322
                 6.000%, 10/01/32 (Alternative Minimum Tax) - FSA Insured

        5,000   Orange County Health Facilities Authority, Florida, Hospital         10/09 at 101.00           A          5,263,250
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 1999E, 6.000%, 10/01/26

        8,250   Orange County School Board, Florida, Certificates of                  8/12 at 100.00         AAA          8,509,380
                 Participation, Series 2002A, 5.000%, 8/01/27 - MBIA Insured

        1,025   West Palm Beach, Florida, Utility System Revenue Bonds,              10/07 at 101.00         Aaa          1,110,014
                 Series 2000, 5.625%, 10/01/27 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.9%

        2,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                 5/12 at 100.00         AAA          2,566,850
                 Series 2001A, 5.000%, 11/01/33 - MBIA Insured

       10,040   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                 5/09 at 101.00         AAA         10,203,150
                 Series 1999A, 5.000%, 11/01/38 -  FGIC Insured

                Coffee County Hospital Authority, Georgia, Revenue
                Anticipation Certificates, Coffee Regional Medical Center
                Inc., Series 1997A:
          900    6.250%, 12/01/06                                                       No Opt. Call      N/R***            967,545
       21,100    6.750%, 12/01/26 (Pre-refunded to 12/01/06)                         12/06 at 102.00      N/R***         22,218,722

        2,250   Royston Hospital Authority, Georgia, Revenue Anticipation             7/09 at 102.00         N/R          2,243,925
                 Certificates, Ty Cobb Healthcare System Inc. Project,
                 Series 1999, 6.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.4%

        7,500   Hawaii, General Obligation Bonds, Series 2003DA,                      9/13 at 100.00         AAA          8,096,175
                 5.250%, 9/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.6%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,             1/10 at 100.00          A+          2,268,225
                 6.375%, 1/01/20

       10,000   Chicago, Illinois, General Obligation Refunding Bonds,                7/12 at 100.00         AAA         11,067,400
                 Series 2002A, 5.625%, 1/01/39 -  AMBAC Insured

        2,425   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          2,636,363
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/22 - AMBAC Insured

       15,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          5,478,750
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/24 - FGIC Insured

        5,000   Chicago Housing Authority, Illinois, Revenue Bonds,                   7/12 at 100.00       AA***          5,393,550
                 Capital Fund Program, Series 2001, 5.375%, 7/01/18

        1,125   Metropolitan Water Reclamation District of Greater Chicago,             No Opt. Call         Aaa          1,338,570
                 Illinois, General Obligation Capital Improvement Bonds,
                 Series 1991, 7.000%, 1/01/11

        2,575   Chicago, Illinois, Second Lien Passenger Facility Charge              1/11 at 101.00         AAA          2,628,431
                 Revenue Bonds, O'Hare International Airport, Series 2001C,
                 5.100%, 1/01/26 (Alternative Minimum Tax) - AMBAC Insured

        3,020   Cook County High School District 209, Proviso Township,              12/16 at 100.00         AAA          2,742,341
                 Illinois, General Obligation Bonds, Series 2004,
                 0.000%, 12/01/19 - FSA Insured

        2,000   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa          2,186,700
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 - FSA Insured

        3,995   Illinois Development Finance Authority, Industrial                   12/04 at 100.00         N/R          3,995,080
                 Development Revenue Bonds, Plano Molding Company,
                 Series 1992, 7.750%, 6/01/12 (Alternative Minimum Tax)


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,000   Illinois Development Finance Authority, Gas Supply Revenue           11/13 at 101.00         AAA     $    5,200,800
                 Bonds, Peoples Gas, Light and Coke Company, Series 2003E,
                 4.875%, 11/01/38 (Alternative Minimum Tax) (Mandatory
                 put 11/01/18) - AMBAC Insured

       28,030   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa         14,753,871
                 Program Revenue Bonds, Elgin School District U46, Kane,
                 Cook and DuPage Counties, Series 2002, 0.000%, 1/01/19 -
                 FSA Insured

                Illinois Development Finance Authority, Revenue Bonds,
                Presbyterian Home of Lake Forest, Series 1996B:
        6,495    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                            9/06 at 102.00         AAA          7,144,110
          990    6.400%, 9/01/31 - FSA Insured                                        9/06 at 102.00         AAA          1,075,685

        1,800   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa            942,570
                 Program Revenue Bonds, Rockford School District 205
                 Project, Series 2000, 0.000%, 2/01/19 - FSA Insured

        3,180   Illinois Development Finance Authority, Revenue Bonds,               12/21 at 100.00         BBB          3,284,399
                 Chicago Charter School Foundation Project, Series 2002A,
                 6.250%, 12/01/32

        8,000   Illinois Development Finance Authority, Revenue Bonds,                9/11 at 100.00         AAA          8,221,840
                 Illinois Wesleyan University, Series 2001, 5.125%, 9/01/35 -
                 AMBAC Insured

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          5,200,400
                 Memorial Hospital, Series 2004A, 5.500%, 8/15/43

        7,000   Illinois Health Facilities Authority, Revenue Bonds, Swedish         11/04 at 101.00         AAA          7,085,190
                 American Hospital, Series 1993, 5.375%, 11/15/23 -
                 AMBAC Insured

       18,015   Illinois Health Facilities Authority, Revenue Bonds,                 11/04 at 101.00         AAA         18,230,820
                 Rush-Presbyterian St. Luke's Medical Center Obligated
                 Group, Series 1993, 5.250%, 11/15/20 - MBIA Insured

        4,350   Illinois Health Facilities Authority, Revenue Bonds,                    No Opt. Call        A***          5,454,248
                 South Suburban Hospital, Series 1992, 7.000%, 2/15/18

        8,100   Illinois Health Facilities Authority, Revenue Bonds, Sherman          8/07 at 101.00         AAA          8,626,176
                 Health Systems, Series 1997, 5.250%, 8/01/22 -
                 AMBAC Insured

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/10 at 101.00        Baa2         15,776,850
                 Medical Center, Series 2000, 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Edward           2/11 at 101.00         AAA         15,549,300
                 Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34 -
                 FSA Insured

        5,000   Illinois Sports Facility Authority, State Tax Supported Bonds,        6/15 at 101.00         AAA          3,920,450
                 Series 2001, 0.000%, 6/15/30 - AMBAC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1992A:
       18,955    0.000%, 6/15/17 - FGIC Insured                                         No Opt. Call         AAA         10,926,989
       12,300    0.000%, 6/15/18 - FGIC Insured                                         No Opt. Call         AAA          6,706,944

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1994B:
        7,250    0.000%, 6/15/18 - MBIA Insured                                         No Opt. Call         AAA          3,953,280
        3,385    0.000%, 6/15/21 - MBIA Insured                                         No Opt. Call         AAA          1,548,265
        5,190    0.000%, 6/15/28 - MBIA Insured                                         No Opt. Call         AAA          1,531,050
        9,900    0.000%, 6/15/29 - FGIC Insured                                         No Opt. Call         AAA          2,766,852

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
       16,550    0.000%, 12/15/21 - MBIA Insured                                        No Opt. Call         AAA          7,386,431
        1,650    5.250%, 6/15/27 - AMBAC Insured                                      6/06 at 102.00         AAA          1,726,577

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
       10,000    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          5,753,800
       21,375    0.000%, 6/15/34 - MBIA Insured                                         No Opt. Call         AAA          4,537,485
       21,000    0.000%, 12/15/35 - MBIA Insured                                        No Opt. Call         AAA          4,097,940
       20,000    0.000%, 6/15/36 - MBIA Insured                                         No Opt. Call         AAA          3,790,000
       18,855    0.000%, 6/15/39 - MBIA Insured                                         No Opt. Call         AAA          3,005,487
        2,150    5.250%, 6/15/42 - MBIA Insured                                       6/12 at 101.00         AAA          2,246,148


                                       15


                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project, Series 2002B:
$       3,000    0.000%, 6/15/20 - MBIA Insured                                       6/17 at 101.00         AAA     $    2,257,620
        2,950    0.000%, 6/15/21 - MBIA Insured                                       6/17 at 101.00         AAA          2,202,706

          935   Tri-City Regional Port District, Illinois, Port and Terminal            No Opt. Call         N/R            991,315
                 Facilities Revenue Refunding Bonds, Dock 2 Enhancement
                 Project, Series 1998B, 5.875%, 7/01/08 (Alternative
                 Minimum Tax)

        1,150   Tri-City Regional Port District, Illinois, Port and Terminal            No Opt. Call         N/R          1,161,224
                 Facilities Revenue Refunding Bonds, Delivery Network
                 Project, Series 2003A, 4.900%, 7/01/14 (Alternative
                 Minimum Tax)

        2,295   Will County Community School District 161, Summit Hill,                 No Opt. Call         Aaa          1,267,230
                 Illinois, Capital Appreciation School Bonds, Series 1999,
                 0.000%, 1/01/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.6%

       10,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                2/13 at 101.00         AAA         11,063,600
                 Series 2001A, 5.375%, 2/01/19

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         3/14 at 100.00         AAA          2,123,960
                 Bonds, Deaconess Hospital Inc., Series 2004A,
                 5.375%, 3/01/34 - AMBAC Insured

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue        11/07 at 102.00         AAA         10,392,800
                 Bonds, Sisters of St. Francis Health Services Inc.,
                 Series 1997A, 5.375%, 11/01/27 - MBIA Insured

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue         2/07 at 102.00         AA-         18,128,050
                 Bonds, Clarian Health Partners Inc., Series 1996A,
                 6.000%, 2/15/21

       20,000   Indiana Transportation Finance Authority, Highway Revenue             6/13 at 100.00         AAA         20,614,600
                 Bonds, Series 2003A, 5.000%, 6/01/28 - FSA Insured

                Indianapolis Local Public Improvement Bond Bank, Indiana,
                Series 1999E:
       12,500    0.000%, 2/01/21 - AMBAC Insured                                        No Opt. Call         AAA          5,754,125
       14,425    0.000%, 2/01/27 - AMBAC Insured                                        No Opt. Call         AAA          4,542,433

        5,000   Mooresville School Building Corporation, Morgan County,               1/09 at 102.00         AAA          5,382,750
                 Indiana, First Mortgage Bonds, Series 1998, 5.000%, 7/15/15 -
                 FSA Insured

       13,100   Noblesville, Indiana, Revenue Bonds, Catholic High School             7/13 at 101.00         N/R         13,646,270
                 Corporation, Series 2003, 5.750%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4%

        3,500   Iowa Higher Education Loan Authority, Private College Facility       10/12 at 100.00           A          3,656,205
                 Revenue Bonds, Wartburg College, Series 2002,
                 5.500%, 10/01/33 - ACA Insured

        5,820   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         BBB          4,838,457
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.5%

       10,000   Kansas Department of Transportation, Highway Revenue                  3/14 at 100.00         AA+         10,664,000
                 Bonds, Series 2004A, 5.000%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.1%

        1,755   Greater Kentucky Housing Assistance Corporation, FHA-Insured          1/05 at 100.00         AAA          1,756,983
                 Section 8 Mortgage Revenue Refunding Bonds, Series 1997A,
                 6.100%, 1/01/24 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.9%

        1,000   East Baton Rouge Parish, Louisiana, Revenue Refunding                 3/08 at 102.00         Ba3            991,470
                 Bonds, Georgia Pacific Corporation Project, Series 1998,
                 5.350%, 9/01/11 (Alternative Minimum Tax)

       14,770   Louisiana Public Facilities Authority, Hospital Revenue              11/04 at 100.00         AAA         17,694,312
                 Refunding Bonds, Southern Baptist Hospital, Series 1986,
                 8.000%, 5/15/12

       20,880   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00         BBB         18,160,589
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.0%

       10,900   Maryland Community Development Administration,                        3/07 at 101.50         Aa2         11,322,702
                 Residential Revenue Bonds, Series 1997B, 5.875%, 9/01/25
                 (Alternative Minimum Tax)

        3,500   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          3,584,665
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND (continued)

$       4,600   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00         BBB     $    4,699,176
                 Revenue Bonds, Medstar Health, Series 2004, 5.500%, 8/15/33


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.9%

       10,000   Massachusetts Bay Transportation Authority, Senior Sales              7/12 at 100.00         AAA         10,249,000
                 Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, Nuclear Project 6, Series 1987A:
          105    8.750%, 7/01/18 (Pre-refunded to 1/01/05)                            1/05 at 100.00         Aaa            106,250
          110    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                            7/05 at 100.00         Aaa            115,073

        1,250   Massachusetts, General Obligation Bonds, Consolidated                 1/13 at 100.00         AAA          1,409,450
                 Loan, Series 2002E, 5.250%, 1/01/22 - FGIC Insured

        1,720   Massachusetts Development Finance Agency, Resource                   12/08 at 102.00         BBB          1,707,564
                 Recovery Revenue Bonds, Ogden Haverhill Project,
                 Series 1998B, 5.100%, 12/01/12 (Alternative Minimum Tax)

        4,000   Massachusetts Health and Educational Facilities Authority,           11/11 at 101.00          AA          4,142,600
                 Revenue Bonds, Cape Cod Healthcare Inc., Series 2001C,
                 5.250%, 11/15/31 - RAAI Insured

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Northern Berkshire Community Services Inc.,
                Series 2004B:
        1,340    6.250%, 7/01/24                                                      7/14 at 100.00          BB          1,322,406
        1,000    6.375%, 7/01/34                                                      7/14 at 100.00          BB            989,110

       16,400   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA         16,574,004
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          8,144,480
                 System Revenue Bonds, Subordinate Series 1997B,
                 5.125%, 1/01/37 - MBIA Insured

        5,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA          5,057,550
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

                Massachusetts Water Pollution Abatement Trust, Pooled Loan
                Program Bonds, Series 6:
        1,750    5.500%, 8/01/30 (Pre-refunded to 8/01/10)                            8/10 at 101.00         AAA          2,009,560
        4,250    5.500%, 8/01/30                                                      8/10 at 101.00         AAA          4,631,735


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.7%

        6,000   Dearborn Economic Development Corporation, Michigan,                  2/05 at 102.00         AAA          6,131,760
                 Hospital Revenue Refunding Bonds, Oakwood Obligated
                 Group, Series 1994A, 5.250%, 8/15/21 - MBIA Insured

       10,600   Detroit Local Development Finance Authority, Michigan,                5/09 at 101.00         BB-          9,212,354
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

        1,400   Detroit, Michigan, Sewerage Disposal System Revenue                   7/05 at 101.00         AAA          1,443,624
                 Refunding Bonds, Series 1995B, 5.250%, 7/01/15 -
                 MBIA Insured

                Michigan Municipal Bond Authority, Public School Academy Revenue
                Bonds, Detroit Academy of Arts and Sciences Charter School,
                Series 2001A:
        1,900    7.500%, 10/01/12                                                    10/09 at 102.00         Ba1          1,980,275
        3,000    7.900%, 10/01/21                                                    10/09 at 102.00         Ba1          3,130,050
        3,500    8.000%, 10/01/31                                                    10/09 at 102.00         Ba1          3,641,540

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        1,000    6.250%, 8/15/13                                                      2/05 at 101.00         Ba3            944,970
       12,925    6.500%, 8/15/18                                                      2/05 at 101.00         Ba3         12,194,091

       37,490   Michigan State Hospital Finance Authority, Hospital                   8/08 at 101.00         Ba3         29,218,956
                 Revenue Bonds, Detroit Medical Center Obligated Group,
                 Series 1998A, 5.250%, 8/15/28

        9,805   Michigan Housing Development Authority, Rental Housing                6/05 at 102.00         AAA         10,109,445
                 Revenue Bonds, Series 1995B, 6.150%, 10/01/15 -
                 MBIA Insured

       25,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/05 at 102.00         AAA         26,390,000
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1995AA, 6.400%, 9/01/25 - MBIA Insured

        7,200   Michigan Strategic Fund, Limited Obligation Resource                 12/12 at 100.00         AAA          7,504,056
                 Recovery Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2002D, 5.250%, 12/15/32 - XLCA Insured


                                       17


                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.2%

$       1,500   Breckenridge, Minnesota, Revenue Bonds, Catholic Health               5/14 at 100.00          AA     $    1,524,975
                 Initiatives, Series 2004A, 5.000%, 5/01/30 (WI, settling
                 11/18/04)

        2,910   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/05 at 102.00         AAA          2,979,840
                 Series 1995D, 5.900%, 8/01/15 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.7%

        2,000   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,062,060
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

       40,000   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA         41,618,400
                 Bonds, BJC Health System, Series 2003, 5.250%, 5/15/32

        4,000   Sugar Creek, Missouri, Industrial Development Revenue                 6/13 at 101.00         BBB          4,050,880
                 Bonds, Lafarge North America Inc., Series 2003A,
                 5.650%, 6/01/37 (Alternative Minimum Tax)

                West Plains Industrial Development Authority, Missouri, Hospital
                Facilities Revenue Bonds, Ozark Medical Center, Series 1997:
        1,750    5.500%, 11/15/12                                                    11/07 at 101.00         BB+          1,768,813
        1,000    5.600%, 11/15/17                                                    11/07 at 101.00         BB+            989,130

        3,075   West Plains Industrial Development Authority, Missouri,              11/09 at 101.00         BB+          3,177,797
                 Hospital Facilities Revenue Bonds, Ozark Medical Center,
                 Series 1999, 6.750%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.2%

        3,750   Forsyth, Rosebud County, Montana, Pollution Control Revenue           3/13 at 101.00         AAA          3,861,188
                 Refunding Bonds, Puget Sound Energy, Series 2003A,
                 5.000%, 3/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.8%

        2,500   Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe             9/13 at 100.00          AA          2,552,375
                 Hospital, Series 2003A, 5.125%, 9/01/29 - RAAI Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
       15,095    0.000%, 1/01/24 - AMBAC Insured                                        No Opt. Call         AAA          5,737,157
       11,000    0.000%, 1/01/25 - AMBAC Insured                                        No Opt. Call         AAA          3,914,570
        2,000    5.625%, 1/01/32 - AMBAC Insured                                      1/10 at 102.00         AAA          2,208,720
       19,510    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         20,238,503


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.9%

       23,625   New Jersey Economic Development Authority, Special                    9/09 at 101.00           B         17,164,035
                 Facilities Revenue Bonds, Continental Airlines Inc.,
                 Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)

        9,000   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00           B          7,127,100
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Trinitas Hospital Obligated Group, Series 2000:
          250    7.375%, 7/01/15                                                      7/10 at 101.00        BBB-            288,488
       11,200    7.500%, 7/01/30                                                      7/10 at 101.00        BBB-         12,577,936

        7,500   New Jersey Transportation Trust Fund Authority,                       6/13 at 100.00          A+          8,196,300
                 Transportation System Bonds, Series 2003C, 5.500%, 6/15/24

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        1,490    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          1,819,707
          415    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            512,023

       26,680   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB         23,705,714
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/42

        6,250   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB          5,653,625
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.250%, 6/01/43


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.6%

        1,500   University of New Mexico, System Revenue Refunding Bonds,               No Opt. Call          AA          1,820,400
                 Series 1992A, 6.000%, 6/01/21


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO (continued)

$       9,600   University of New Mexico, Subordinate Lien System Revenue             6/12 at 100.00          AA     $    9,819,168
                 Refunding and Improvement Bonds, Series 2002A,
                 5.000%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.6%

        5,360   East Rochester Housing Authority, New York, FHA-Insured               8/07 at 102.00         AAA          5,704,273
                 Mortgage Revenue Bonds, St. John's Meadows Project,
                 Series 1997A, 5.600%, 8/01/17 - MBIA Insured

       11,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA         11,707,740
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26 -
                 MBIA Insured

       15,500   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-         16,294,530
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       13,395   New York City, New York, General Obligation Bonds,                    8/07 at 101.00           A         14,351,001
                 Fiscal Series 1998D, 5.500%, 8/01/10

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1997G:
       10,620    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa         11,927,959
       28,990    6.000%, 10/15/26                                                    10/07 at 101.00           A         31,751,877

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1997E:
        6,365    6.000%, 8/01/16 (Pre-refunded to 8/01/06)                            8/06 at 101.50        A***          6,916,655
        3,635    6.000%, 8/01/16                                                      8/06 at 101.50           A          3,898,356

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2003J:
       15,000    5.500%, 6/01/21                                                      6/13 at 100.00           A         16,467,000
       10,000    5.500%, 6/01/22                                                      6/13 at 100.00           A         10,932,600

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1996G:
        2,830    5.750%, 2/01/14 (Pre-refunded to 2/01/06)                            2/06 at 101.50        A***          3,011,969
        2,170    5.750%, 2/01/14                                                      2/06 at 101.50           A          2,291,303

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2004C:
        8,000    5.250%, 8/15/24                                                      8/14 at 100.00           A          8,499,840
        6,000    5.250%, 8/15/25                                                      8/14 at 100.00           A          6,360,180

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 1996B:
        5,280    5.750%, 6/15/26 (Pre-refunded to 6/15/06) - MBIA Insured             6/06 at 101.00         AAA          5,665,282
        9,720    5.750%, 6/15/26 - MBIA Insured                                       6/06 at 101.00         AAA         10,388,250

       10,000   New York City Industrial Development Agency, New York,                8/12 at 101.00         CCC          7,570,900
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

        5,200   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00           A          5,734,300
                 Lease Revenue Bonds, Series 1999, 6.000%, 5/15/39

        8,500   Dormitory Authority of the State of New York, FHA-Insured             2/14 at 100.00         AAA          8,825,805
                 Mortgage Hospital Revenue Bonds, Kaleida Health,
                 Series 2004, 5.050%, 2/15/25

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1999D:
        6,490    5.250%, 2/15/29 (Pre-refunded to 8/15/09)                            8/09 at 101.00      AA-***          7,316,047
          510    5.250%, 2/15/29                                                      8/09 at 101.00         AA-            528,962

        7,665   New York State Medical Care Facilities Finance Agency,                2/05 at 101.00         AAA          7,900,315
                 FHA-Insured Mortgage Revenue Bonds, St. Luke's-Roosevelt
                 Hospital Center, Series 1993A, 5.600%, 8/15/13

        8,500   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          8,815,265
                 Series 2000A, 5.250%, 11/15/40

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mount Sinai NYU Health Obligated Group, Series 2002C:
        4,350    5.750%, 7/01/13 (Optional put 7/01/05)                               2/05 at 100.00        BBB-          4,361,093
        7,500    6.000%, 7/01/26                                                      2/05 at 100.00        BBB-          7,521,750

        2,000   New York State Urban Development Corporation, State                   3/13 at 100.00          AA          2,044,520
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002C-1, 5.000%, 3/15/33

        2,500   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          2,849,875
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/10 (Alternative Minimum Tax) - MBIA Insured


                                       19


                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
$      10,000    5.500%, 6/01/17                                                      6/11 at 100.00         AA-     $   10,954,900
       26,190    5.500%, 6/01/18                                                      6/12 at 100.00         AA-         28,837,547
       33,810    5.500%, 6/01/19                                                      6/13 at 100.00         AA-         37,451,675


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.9%

        1,500   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,535,160
                 Governmental Facilities Projects, Series 2003G,
                 5.000%, 6/01/33

        2,500   North Carolina Eastern Municipal Power Agency, Power                  1/13 at 100.00         BBB          2,533,125
                 System Revenue Refunding Bonds, Series 2003D,
                 5.125%, 1/01/26

        1,105   North Carolina Eastern Municipal Power Agency, Power                  1/07 at 102.00         AAA          1,206,516
                 System Revenue Refunding Bonds, Series 1996A,
                 5.700%, 1/01/13 - MBIA Insured

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/10 at 101.00        BBB+         11,171,400
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

        1,500   North Carolina Infrastructure Finance Corporation,                    2/14 at 100.00         AA+          1,602,420
                 Certificates of Participation, Correctional Facilities,
                 Series 2004A, 5.000%, 2/01/20


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.2%

        3,000   Columbus City School District, Franklin County, Ohio,                 6/13 at 100.00         AAA          3,093,900
                 General Obligation Bonds, Series 2003, 5.000%, 12/01/31 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.0%

        4,450   Central Oklahoma Transportation and Parking Authority,                7/06 at 100.00         AAA          4,673,746
                 Oklahoma City, Parking System Revenue Refunding Bonds,
                 Series 1996, 5.250%, 7/01/16 - FSA Insured

       15,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00          AA         15,265,200
                 St. John Health System, Series 2004, 5.125%, 2/15/31


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.1%

        2,500   Clackamas County Hospital Facility Authority, Oregon,                 5/11 at 101.00          AA          2,647,675
                 Revenue Refunding Bonds, Legacy Health System,
                 Series 2001, 5.250%, 5/01/21


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.8%

        5,955   Pennsylvania Convention Center Authority, Revenue                     3/05 at 102.00         BBB          6,093,216
                 Refunding Bonds, Series 1994A, 6.750%, 9/01/19

        4,500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/08 at 100.00          AA          4,543,380
                 Bonds, University of Pennsylvania, Series 1998,
                 4.500%, 7/15/21

        6,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          7,096,570
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

        8,000   Philadelphia School District, Pennsylvania, General Obligation        6/14 at 100.00         AAA          8,334,960
                 Bonds, Series 2004D, 5.125%, 6/01/34 - FGIC Insured

       10,075   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA         10,339,872
                 Revenue Bonds, Philadelphia School District Project,
                 Series 2003, 5.000%, 6/01/33 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.1%

        5,000   Puerto Rico, General Obligation Bonds, Series 2000B,                  7/10 at 100.00         AAA          5,672,700
                 5.625%, 7/01/19 - MBIA Insured

       10,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA         10,937,500
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        5,450   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00        Baa3          5,904,367
                 Environmental Control Facilities Financing Authority,
                 Cogeneration Facility Revenue Bonds, Series 2000A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.1%

        6,250   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA          6,440,563
                 Hospital Financing Revenue Bonds, Lifespan Obligated
                 Group, Series 1996, 5.250%, 5/15/26 - MBIA Insured

       16,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         14,462,080
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.8%

$       7,000   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A     $    7,176,050
                 Installment Purchase Revenue Bonds, Series 2004,
                 5.250%, 12/01/29

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00         AAA          3,063,840
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Refunding Bonds, Series 1986:
        8,475    5.000%, 1/01/25                                                     11/04 at 100.00         BBB          8,357,875
        4,525    5.000%, 1/01/25 (Pre-refunded to 1/01/05)                            1/05 at 100.00      BBB***          4,549,118

       20,750   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-         21,398,853
                 Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30

        8,000   South Carolina JOBS Economic Development Authority,                  12/10 at 102.00      BBB***          9,953,120
                 Hospital Revenue Bonds, Palmetto Health Alliance,
                 Series 2000A, 7.375%, 12/15/21 (Pre-refunded to 12/15/10)

          110   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB            105,565
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.3%

                Knox County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Baptist Health System of East
                Tennessee Inc. Series 2002:
        3,000    6.375%, 4/15/22                                                      4/12 at 101.00        Baa3          3,037,800
        2,500    6.500%, 4/15/31                                                      4/12 at 101.00        Baa3          2,538,850


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.6%

       13,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/04 at 100.00         CCC          8,340,800
                 Bonds, American Airlines Inc., Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

        1,900   Alliance Airport Authority, Texas, Special Facilities Revenue         4/06 at 102.00         BBB          1,994,943
                 Bonds, FedEx Inc., Series 1996, 6.375%, 4/01/21
                 (Alternative Minimum Tax)

       24,265   Austin, Texas, Combined Utility System Revenue Refunding                No Opt. Call         AAA         31,411,528
                 Bonds, Series 1992A, 12.500%, 11/15/07 - MBIA Insured

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00         BBB          6,074,564
                 Refunding Bonds, TXU Electric Company Project,
                 Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)

          420   Corpus Christi Housing Finance Corporation, Texas,                    1/05 at 100.00         AAA            421,163
                 Single Family Mortgage Senior Revenue Refunding Bonds,
                 Series 1991A, 7.700%, 7/01/11 - MBIA Insured

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,807,811
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

       10,045   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA         11,104,346
                 Bonds, Series 2000A, 5.875%, 7/01/16 (Alternative
                 Minimum Tax) - FSA Insured

       23,565   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA          6,364,671
                 Bonds, Convention and Entertainment Project,
                 Series 2001B, 0.000%, 9/01/29 - AMBAC Insured

                Irving Independent School District, Texas, Unlimited Tax
                School Building Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                        No Opt. Call         AAA          4,761,870
        3,470    0.000%, 2/15/11                                                        No Opt. Call         AAA          2,770,622

       22,060   Leander Independent School District, Williamson and Travis             8/09 at 31.45         AAA          5,768,249
                 Counties, Texas, Unlimited Tax School Building and
                 Refunding Bonds, Series 2000, 0.000%, 8/15/27

        6,000   Matagorda County Navigation District 1, Texas, Revenue                4/08 at 102.00        BBB-          6,668,700
                 Bonds, Reliant Energy Inc., Series 1999C,
                 8.000%, 5/01/29 (Mandatory put 4/01/08)

        3,250   Midland, Texas, Tax and Limited Pledge Revenue Bonds,                 3/10 at 100.00         AAA          3,689,563
                 Certificates of Obligation, Series 2000,
                 6.100%, 3/01/27 - FGIC Insured

        5,000   Port Corpus Christi Industrial Development Corporation,               5/07 at 102.00         Ba2          5,350,350
                 Texas, Environmental Facilities Revenue Bonds, CITGO
                 Petroleum Corporation, Series 2003, 8.250%, 11/01/31
                 (Alternative Minimum Tax)

        5,000   Port Corpus Christi Industrial Development Corporation,               4/08 at 102.00         BBB          5,165,600
                 Texas, Revenue Refunding Bonds, Valero Refining and
                 Marketing Company Project, Series 1997A, 5.400%, 4/01/18

        5,000   Richardson Hospital Authority, Texas, Revenue Bonds,                 12/13 at 100.00         BBB          5,171,250
                 Richardson Regional Medical Center, Series 2004,
                 6.000%, 12/01/34


                                       21


                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       2,000   Sabine River Authority, Texas, Pollution Control Revenue              7/13 at 101.00         BBB     $    2,061,000
                 Refunding Bonds, TXU Electric Company, Series 2003A,
                 5.800%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.2%

       12,000   Intermountain Power Agency, Utah, Power Supply Revenue                7/06 at 102.00          A+         12,327,000
                  Refunding Bonds, Series 1996D, 5.000%, 7/01/21

        5,000   Intermountain Power Agency, Utah, Power Supply Revenue                7/07 at 102.00         AAA          5,526,750
                 Refunding Bonds, Series 1997B, 5.750%, 7/01/19 -
                 MBIA Insured

        3,700   Utah State Board of Regents, Utah State University, Revenue           4/14 at 100.00         AAA          3,796,607
                 Bonds, Series 2004, 5.000%, 4/01/35 - MBIA Insured

        2,840   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/10 at 101.50         AAA          2,888,564
                 Series 1998G-2, Class I, 5.200%, 7/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.1%

        2,500   Virgin Islands Public Finance Authority, Refinery Revenue             1/14 at 100.00        BBB-          2,689,250
                 Bonds, Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.4%

        4,125   Metropolitan Washington D.C. Airports Authority, Airport             10/12 at 100.00         AAA          4,640,666
                 System Revenue Bonds, Series 2002A, 5.750%, 10/01/16
                 (Alternative Minimum Tax) - FGIC Insured

        3,245   Virginia Housing Development Authority, Multifamily Housing           1/08 at 102.00         AA+          3,424,643
                 Bonds, Series 1997E, 5.600%, 11/01/17 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 2.1%

        6,400   Cowlitz County Public Utilities District 1, Washington, Electric      9/14 at 100.00         AAA          6,544,384
                 Production Revenue Bonds, Series 2004,
                 5.000%, 9/01/34 - FGIC Insured

       12,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA         14,604,375
                 Bonds, Columbia Generating Station, Series 2002B,
                 6.000%, 7/01/18 - AMBAC Insured

        4,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          4,480,920
                 Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17

        3,700   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          3,563,914
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.625%, 6/01/32

                Washington, Motor Vehicle Fuel Tax General Obligation Bonds,
                Series 2002-03C:
        7,000    0.000%, 6/01/29 - MBIA Insured                                         No Opt. Call         AAA          1,913,380
       16,195    0.000%, 6/01/30 - MBIA Insured                                         No Opt. Call         AAA          4,176,367

        8,200   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         Aaa          5,469,892
                 Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.4%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        8,680    6.125%, 6/01/27                                                      6/12 at 100.00         BBB          8,431,578
       10,610    6.375%, 6/01/32                                                      6/12 at 100.00         BBB          9,834,091

        6,000   Milwaukee Redevelopment Authority, Wisconsin, Lease                   8/13 at 100.00         AAA          6,401,340
                 Revenue Bonds, Public Schools, Series 2003A,
                 5.125%, 8/01/22 - AMBAC Insured

       11,800   Wisconsin Health and Educational Facilities Authority,                8/07 at 102.00         AAA         12,152,938
                 Revenue Bonds, Aurora Health Care Inc., Series 1997,
                 5.250%, 8/15/27 - MBIA Insured

        3,750   Wisconsin Health and Educational Facilities Authority,                2/12 at 101.00           A          3,929,663
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2002, 5.750%, 8/15/30

        6,000   Wisconsin Health and Educational Facilities Authority,                9/13 at 100.00          A-          6,144,772
                 Revenue Bonds, Franciscan Sisters of Christian Charity
                 HealthCare Ministry, Series 2003A, 5.875%, 9/01/33
------------------------------------------------------------------------------------------------------------------------------------
$   2,169,394   Total Long-Term Investments (cost $1,816,864,244) - 98.0%                                             1,933,812,076
=============-----------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION                                                                            RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.2%

$       3,000   Clark County School District, Nevada, General Obligation                                    A-1+     $    3,000,000
                 Bonds, Variable Rate Demand Obligations, Series 2001B,
                 1.630%, 6/15/21 - FSA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       3,000   Total Short-Term Investments (cost $3,000,000)                                                            3,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,819,864,244) - 98.2%                                                       1,936,812,076
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                     35,112,922
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,971,924,998
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen Municipal Income Fund, Inc. (NMI)
                        Portfolio of
                                INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.8%

$         690   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB     $      725,363
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 16.4%

        5,530   Adelanto School District, San Bernardino County, California,            No Opt. Call         AAA          2,333,771
                 General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 -
                 MBIA Insured

                Brea Olinda Unified School District, California, General
                Obligation Bonds, Series 1999A:
        2,000    0.000%, 8/01/21 - FGIC Insured                                         No Opt. Call         AAA            904,120
        2,070    0.000%, 8/01/22 - FGIC Insured                                         No Opt. Call         AAA            877,121
        2,120    0.000%, 8/01/23 - FGIC Insured                                         No Opt. Call         AAA            840,368

          219   California Pollution Control Financing Authority, Solid               7/07 at 102.00         N/R             28,435
                 Waste Disposal Revenue Bonds, CanFibre of Riverside,
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax) #

          500   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A            527,050
                 5.200%, 4/01/26

        3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          3,090,900
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.000%, 6/01/25

        1,150   Foothill/Eastern Transportation Corridor Agency, California,          1/07 at 100.00         AAA          1,248,682
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,946,570
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

          500   Lake Elsinore Public Financing Authority, California,                10/13 at 102.00         N/R            515,075
                 Local Agency Revenue Refunding Bonds, Series 2003H,
                 6.375%, 10/01/33

        1,000   Vernon, California, Electric System Revenue Bonds,                    4/08 at 100.00          A2          1,039,480
                 Malburg Generating Station Project, Series 2003C,
                 5.375%, 4/01/18


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.5%

          500   Colorado Educational and Cultural Facilities Authority,               8/11 at 100.00         AAA            623,330
                 Charter School Revenue Bonds, Peak-to-Peak Charter
                 School, Series 2001, 7.500%, 8/15/21 (Pre-refunded
                 to 8/15/11)

        1,000   Colorado Educational and Cultural Facilities Authority,               6/11 at 100.00         Ba1          1,038,360
                 Charter School Revenue Bonds, Weld County School
                 District 6 - Frontier Academy, Series 2001, 7.375%, 6/01/31

          900   Colorado Educational and Cultural Facilities Authority,               7/12 at 100.00         BBB            874,593
                 Charter School Revenue Bonds, Douglas County School
                 District RE-1 - DCS Montessori School, Series 2002A,
                 6.000%, 7/15/22

        2,000   Denver, Colorado, Airport System Revenue Refunding Bonds,            11/10 at 100.00         AAA          2,234,560
                 Series 2000A, 6.000%, 11/15/16 (Alternative Minimum
                 Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 5.9%

        1,480   Capitol Region Education Council, Connecticut, Revenue               10/05 at 102.00         BBB          1,543,448
                 Bonds, Series 1995, 6.750%, 10/15/15

        2,000   Connecticut Health and Educational Facilities Authority,              7/06 at 102.00        BBB-          2,069,560
                 Revenue Bonds, University of New Haven, Series 1996D,
                 6.700%, 7/01/26

          500   Eastern Connecticut Resource Recovery Authority,                      1/05 at 100.00         BBB            500,750
                 Solid Waste Revenue Bonds, Wheelabrator Lisbon Project,
                 Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)

          960   Williamantic Housing Authority, Connecticut, GNMA                    10/05 at 105.00         AAA          1,023,782
                 Collateralized Multifamily Housing Mortgage Revenue
                 Bonds, Village Heights Apartments, Series 1995A,
                 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.3%

          180   Dade County Industrial Development Authority, Florida,                6/05 at 102.00         N/R            183,944
                 Revenue Bonds, Miami Cerebral Palsy Residential Services
                 Inc., Series 1995, 8.000%, 6/01/22

        2,000   Martin County Industrial Development Authority, Florida,             12/04 at 102.00        BBB-          2,052,340
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP Project, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$         600   Martin County Industrial Development Authority, Florida,             12/04 at 102.00        BBB-     $      615,864
                 Industrial Development Revenue Refunding Bonds,
                 Indiantown Cogeneration LP Project, Series 1995B,
                 8.050%, 12/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 6.7%

        1,565   Chicago, Illinois, Tax Increment Allocation Bonds,                    1/09 at 100.00         N/R          1,605,033
                 Irving/Cicero Redevelopment Project, Series 1998,
                 7.000%, 1/01/14

                Illinois Development Finance Authority, Revenue Bonds,
                Chicago Charter School Foundation Project, Series 2002A:
          500    6.125%, 12/01/22                                                    12/12 at 100.00         BBB            520,980
        1,000    6.250%, 12/01/32                                                    12/21 at 100.00         BBB          1,032,830

        1,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2          1,028,220
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.250%, 5/01/34

        1,825   Joliet Regional Port District, Illinois, Airport Facilities           7/07 at 103.00         N/R          1,642,975
                 Revenue Bonds, Lewis University Airport, Series 1997A,
                 7.250%, 7/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.0%

        2,000   Indiana Health Facility Financing Authority, Hospital                 8/12 at 101.00        Baa1          2,083,620
                 Revenue Bonds, Riverview Hospital, Series 2002,
                 6.125%, 8/01/31

        1,350   Whitley County, Indiana, Solid Waste and Sewerage Disposal           11/10 at 102.00         N/R          1,424,466
                 Revenue Bonds, Steel Dynamics Inc., Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.9%

        2,000   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB          2,560,640
                 Revenue Bonds, Comm-Care Corporation Project,
                 Series 1994, 11.000%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.2%

        1,000   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          1,024,190
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.0%

          500   Massachusetts Development Finance Agency, Resource                   12/09 at 102.00         BBB            541,765
                 Recovery Revenue Bonds, Ogden Haverhill, Series 1999A,
                 6.700%, 12/01/14 (Alternative Minimum Tax)

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery              No Opt. Call         BBB          1,011,490
                 Remarketed Revenue Refunding Bonds, Ogden Haverhill
                 Project, Series 1992A, 4.850%, 12/01/05

          270   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB            274,739
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

          625   Shelby County Health, Educational and Housing Facilities              9/12 at 100.00       A-***            763,181
                 Board, Tennessee, Hospital Revenue Bonds, Methodist
                 Healthcare, Series 2002, 6.500%, 9/01/26
                 (Pre-refunded to 9/01/12)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.1%

        1,000   Delta County Economic Development Corporation, Michigan,              4/12 at 100.00         BBB          1,059,980
                 Environmental Improvement Revenue Refunding Bonds,
                 MeadWestvaco Corporation - Escanaba Paper Company,
                 Series 2002B, 6.450%, 4/15/23 (Alternative Minimum Tax)

        2,150   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00         Ba3          2,063,871
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

          500   Wayne County, Michigan, Special Airport Facilities Revenue           12/05 at 102.00         N/R            413,150
                 Refunding Bonds, Northwest Airlines Inc., Series 1995,
                 6.750%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.0%

          880   St. Paul Housing and Redevelopment Authority, Minnesota,             11/04 at 101.00          BB            889,354
                 Hospital Facility Revenue Refunding Bonds, HealthEast Inc.,
                 Series 1993A, 6.625%, 11/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.5%

        1,200   Montana Board of Investments, Exempt Facility Revenue                 7/10 at 101.00         Ba3          1,270,824
                 Bonds, Stillwater Mining Company Project, Series 2000,
                 8.000%, 7/01/20 (Alternative Minimum Tax)


                                       25


                        Nuveen Municipal Income Fund, Inc. (NMI) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.2%

$       1,000   Washington County, Nebraska, Wastewater Facilities                   11/12 at 101.00          A+     $    1,079,310
                 Revenue Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.8%

          700   New Hampshire Higher Educational and Health Facilities                1/07 at 102.00        BBB-            712,971
                 Authority, Revenue Bonds, New Hampshire College,
                 Series 1997, 6.375%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.4%

        1,000   Dormitory Authority of the State of New York, Revenue                 7/13 at 100.00          AA          1,124,940
                 Bonds, Brooklyn Law School, Series 2003A,
                 5.500%, 7/01/15 - RAAI Insured

        2,500   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          2,586,975
                 Secured Hospital Revenue Bonds, Brookdale Hospital
                 Medical Center, Series 1995A, 6.800%, 8/15/12
                 (Pre-refunded to 2/15/05)

        4,190   Yates County Industrial Development Agency, New York,                 2/11 at 101.00         AA+          4,535,717
                 FHA-Insured Civic Facility Mortgage Revenue Bonds,
                 Soldiers and Sailors Memorial Hospital, Series 2000A,
                 6.000%, 2/01/41


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.3%

          400   Ohio Water Development Authority, Solid Waste Disposal                9/05 at 102.00          A+            417,660
                 Revenue Bonds, BHP Steel LLC, Series 1995,
                 6.300%, 9/01/20 (Alternative Minimum Tax)

        2,400   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          2,462,160
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.0%

        1,080   Allegheny County Hospital Development Authority,                     11/10 at 102.00          B1          1,245,823
                 Pennsylvania, Revenue Bonds, West Penn Allegheny
                 Health System, Series 2000B, 9.250%, 11/15/30

        1,290   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          1,399,921
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

        1,000   Pennsylvania Convention Center Authority, Revenue                     3/05 at 102.00         BBB          1,023,210
                 Refunding Bonds, Series 1994A, 6.750%, 9/01/19

        1,500   Pennsylvania Economic Development Financing Authority,               12/04 at 102.00        BBB-          1,536,030
                 Resource Recovery Revenue Bonds, Colver Project,
                 Series 1994D, 7.150%, 12/01/18 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.5%

          500   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB            451,940
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.3%

        2,500   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-          2,815,100
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/13

        1,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB            959,680
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.7%

        1,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00        Baa3          1,012,600
                 Board, Tennessee, Hospital Revenue Bonds, Baptist
                 Health System of East Tennessee Inc. Series 2002,
                 6.375%, 4/15/22

          375   Shelby County Health, Educational and Housing Facilities              9/12 at 100.00       A-***            454,384
                 Board, Tennessee, Hospital Revenue Bonds, Methodist
                 Healthcare, Series 2002, 6.500%, 9/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 8.5%

        2,000   Gulf Coast Waste Disposal Authority, Texas, Sewerage                  4/12 at 100.00          A+          2,125,280
                 and Solid Waste Disposal Revenue Bonds, Anheuser Busch
                 Company, Series 2002, 5.900%, 4/01/36 (Alternative
                 Minimum Tax)

          280   Hidalgo County Housing Finance Corporation, Texas,                    4/05 at 101.00         Aaa            282,248
                 GNMA/FNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 1994A, 7.000%, 10/01/27
                 (Alternative Minimum Tax)

        2,000   Matagorda County Navigation District 1, Texas,                       10/13 at 101.00         AAA          2,035,380
                 Collateralized Revenue Refunding Bonds, Houston Light
                 and Power Company, Series 1995, 4.000%, 10/15/15 -
                 MBIA Insured

        2,000   Weslaco Health Facilities Development Corporation, Texas,             6/12 at 100.00        BBB+          2,089,520
                 Hospital Revenue Bonds, Knapp Medical Center,
                 Series 2002, 6.250%, 6/01/25


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                West Texas Independent School District, McLennan and Hill
                Counties, General Obligation Refunding Bonds, Series 1998:
$       1,000    0.000%, 8/15/25                                                       8/13 at 51.84         AAA     $      328,230
        1,000    0.000%, 8/15/26                                                       8/13 at 49.08         AAA            308,880
        1,000    0.000%, 8/15/27                                                       8/13 at 46.47         AAA            290,180


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 3.2%

        1,000   Chesterfield County Industrial Development Authority,                11/10 at 102.00          A3          1,108,030
                 Virginia, Pollution Control Revenue Bonds, Virginia Electric
                 and Power Company, Series 1987A, 5.875%, 6/01/17

        1,500   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00          A3          1,681,785
                 Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration
                 LP Project, Series 2002, 6.500%, 10/15/17 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 2.3%

        2,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          2,043,160
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.2%

        1,000   Wisconsin Health and Educational Facilities Authority,               10/11 at 100.00         BBB          1,033,058
                 Revenue Bonds, Carroll College Inc., Series 2001,
                 6.250%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      91,479   Total Long-Term Investments (cost $81,604,908) - 98.7%                                                   86,192,946
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      1,131,372
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   87,324,318
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc., determined that a sale of the facility was in the best interest of shareholders and is proceeded accordingly.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES October 31, 2004
                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                          (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $1,819,864,244 and $81,604,908, respectively)                 $1,936,812,076         $86,192,946
Cash                                                                                                  2,049,219                  --
Receivables:
   Interest                                                                                          31,669,378           1,479,155
   Investments sold                                                                                   7,368,000              90,000
Other assets                                                                                             86,586               2,897
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                1,977,985,259          87,764,998
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                               --             362,265
Payable for investments purchased                                                                     4,524,825                  --
Accrued expenses:
   Management fees                                                                                      873,890              47,459
   Other                                                                                                661,546              30,956
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               6,060,261             440,680
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                       $1,971,924,998         $87,324,318
====================================================================================================================================
Shares outstanding                                                                                  194,959,520           8,113,876
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                $        10.11         $     10.76
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                 $    1,949,595         $    81,139
Paid-in surplus                                                                                   1,837,696,454          90,828,586
Undistributed (Over-distribution of) net investment income                                            4,444,078             (86,400)
Accumulated net realized gain (loss) from investments                                                10,887,039          (8,087,045)
Net unrealized appreciation of investments                                                          116,947,832           4,588,038
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                       $1,971,924,998         $87,324,318
====================================================================================================================================
Authorized shares                                                                                   350,000,000         200,000,000
====================================================================================================================================


                                 See accompanying notes to financial statements.


                        Statement of
                              OPERATIONS Year Ended October 31, 2004
                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                          (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                  $105,741,406          $5,217,625
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                      10,462,875             555,018
Shareholders' servicing agent fees and expenses                                                         550,539              29,975
Custodian's fees and expenses                                                                           380,850              22,868
Directors' fees and expenses                                                                             35,306               2,670
Professional fees                                                                                        96,414              49,471
Shareholders' reports - printing and mailing expenses                                                   167,023              17,209
Stock exchange listing fees                                                                              57,579              11,026
Investor relations expense                                                                              149,489               7,816
Other expenses                                                                                           58,324               6,242
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                           11,958,399             702,295
   Custodian fee credit                                                                                 (44,412)             (5,765)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                         11,913,987             696,530
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                93,827,419           4,521,095
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                                            10,588,040            (931,682)
Change in net unrealized appreciation (depreciation) of investments                                  41,903,003           3,560,613
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                            52,491,043           2,628,931
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                         $146,318,462          $7,150,026
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                                                MUNICIPAL VALUE (NUV)                     MUNICIPAL INCOME (NMI)
                                                        -----------------------------------         --------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                              10/31/04             10/31/03            10/31/04            10/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                   $   93,827,419       $   96,451,985         $ 4,521,095         $ 4,392,430
Net realized gain (loss) from investment transactions       10,588,040           12,292,008            (931,682)         (7,054,148)
Change in net unrealized appreciation (depreciation)
   of investments                                           41,903,003          (15,927,673)          3,560,613           5,775,847
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 146,318,462           92,816,320           7,150,026           3,114,129
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                 (96,249,057)         (96,727,379)         (4,316,582)         (4,747,653)
From accumulated net realized gains from
   investment transactions                                 (12,577,331)          (8,063,396)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                        (108,826,388)        (104,790,775)         (4,316,582)         (4,747,653)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                             --                   --                  --             227,854
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       37,492,074          (11,974,455)          2,833,444          (1,405,670)
Net assets at the beginning of year                      1,934,432,924        1,946,407,379          84,490,874          85,896,544
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                           $1,971,924,998       $1,934,432,924         $87,324,318         $84,490,874
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                 $    4,444,078       $    7,300,260         $   (86,400)        $  (275,990)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc.
(NUV) and Nuveen Municipal Income Fund, Inc. (NMI). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2004, Municipal Value (NUV)had outstanding when-issued purchase commitments of $4,524,825. There were no such outstanding purchase commitments in Municipal Income (NMI).

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2004.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims of losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in shares were as follows:

                                                          MUNICIPAL VALUE (NUV)     MUNICIPAL INCOME (NMI)
                                                          ---------------------     ----------------------
                                                              YEAR         YEAR         YEAR         YEAR
                                                             ENDED        ENDED        ENDED        ENDED
                                                          10/31/04     10/31/03     10/31/04     10/31/03
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                                                   --           --           --       20,892
==========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended October 31, 2004, were as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Purchases                                           $253,960,114     $12,798,427
Sales and maturities                                 249,792,081      11,540,644
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At October 31, 2004, the cost of investments was as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                      VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Cost of investments                                $1,816,202,350    $81,536,657
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2004, were as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                    VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                    $140,814,129      $5,165,362
   Depreciation                                     (20,204,403)       (509,073)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments         $120,609,726      $4,656,289
================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2004, were as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                 $7,163,417        $152,721
Undistributed net ordinary income **                   1,222,188             942
Undistributed net long-term capital gains             10,887,039              --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2004, paid on November 1, 2004.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                        MUNICIPAL      MUNICIPAL
2004                                                  VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from net tax-exempt income              $92,800,716     $4,324,697
Distributions from net ordinary income **               3,643,302             --
Distributions from net long-term capital gains         12,577,331             --
================================================================================

                                                        MUNICIPAL      MUNICIPAL
2003                                                  VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from net tax-exempt income              $97,187,351     $4,645,020
Distributions from net ordinary income **                 175,464        142,072
Distributions from net long-term capital gains          7,915,360             --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2004, Municipal Income (NMI) has an unused capital loss carryforward of $8,038,260, available to be applied against future capital gains, if any. If not applied, $116,138, $7,005,363 and $916,759 of the carryforward will expire in the years 2008, 2011 and 2012, respectively.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Directors, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of November 30, 2004.

Notes to
    FINANCIAL STATEMENTS (continued)



Effective August 1, 2004, Municipal Value's (NUV) annual fund-level fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

                                                           MUNICIPAL VALUE (NUV)
AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .1500%
For the next $500 million                                                 .1250
For net assets over $1 billion                                            .1000
================================================================================

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income as follows:

GROSS INTEREST INCOME                                      MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================

Effective August 1, 2004, Municipal Income's (NMI) annual fund-level fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

                                                          MUNICIPAL INCOME (NMI)
AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Municipal Value (NUV) paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                   MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $500 million                                                .3500%
For the next $500 million                                                 .3250
For net assets over $1 billion                                            .3000
================================================================================

In addition, Municipal Value (NUV) paid an annual management fee, payable monthly, based on gross interest income as follows:

GROSS INTEREST INCOME                                      MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================

Municipal Income (NMI) paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of the Fund as follows:

                                                          MUNICIPAL INCOME (NMI)
AVERAGE DAILY NET ASSETS                                     MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2004, to shareholders of record on November 15, 2004, as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Dividend per share                                        $.0390          $.0440
================================================================================

                        Financial
                               HIGHLIGHTS

               Selected data for a share outstanding throughout each period:
                                             Investment Operations                   Less Distributions
                                      ------------------------------------   -------------------------------------
                                                   Net Realized/
                          Beginning          Net      Unrealized                    Net                                 Ending
                          Net Asset   Investment      Investment             Investment      Capital                 Net Asset
                              Value       Income      Gain (Loss)    Total       Income        Gains         Total       Value
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2004                     $ 9.92         $.48           $ .26     $ .74        $(.49)       $(.06)        $(.55)     $10.11
    2003                       9.98          .49            (.01)      .48         (.50)        (.04)         (.54)       9.92
    2002                      10.17          .51            (.18)      .33         (.51)        (.01)         (.52)       9.98
    2001                       9.77          .51             .42       .93         (.51)        (.02)         (.53)      10.17
    2000                       9.48          .52             .28       .80         (.51)          --          (.51)       9.77

MUNICIPAL INCOME (NMI)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2004                      10.41          .56             .32       .88         (.53)          --          (.53)      10.76
    2003                      10.61          .54            (.15)      .39         (.59)          --          (.59)      10.41
    2002                      10.92          .61            (.30)      .31         (.62)          --          (.62)      10.61
    2001                      11.01          .67            (.06)      .61         (.70)          --          (.70)      10.92
    2000                      11.43          .70            (.36)      .34         (.70)        (.06)         (.76)      11.01
==============================================================================================================================

                                                       Total Returns
                                               ------------------------------
                                Ending             Based on     Based on Net
                          Market Value         Market Value+     Asset Value+
-----------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
-----------------------------------------------------------------------------
Year Ended 10/31:
    2004                      $ 9.3600                 9.01%            7.77%
    2003                        9.1200                 3.66             4.90
    2002                        9.3200                 3.80             3.32
    2001                        9.4800                17.32             9.77
    2000                        8.5625                 5.46             8.71

MUNICIPAL INCOME (NMI)
-----------------------------------------------------------------------------
Year Ended 10/31:
    2004                       10.0800                10.34             8.69
    2003                        9.6400                 3.02             3.71
    2002                        9.9000               (11.93)            2.87
    2001                       11.9000                12.24             5.68
    2000                       11.2500                 9.45             3.02
=============================================================================

                                                           Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------------
                                                  Before Credit                  After Credit*
                                           ---------------------------    ----------------------------
                                                         Ratio of Net                    Ratio of Net
                                             Ratio of      Investment       Ratio of       Investment
                               Ending        Expenses       Income to       Expenses        Income to     Portfolio
                           Net Assets      to Average         Average     to Average          Average      Turnover
                                 (000)     Net Assets      Net Assets     Net Assets       Net Assets          Rate
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2004                   $1,971,925             .62%           4.83%           .61%            4.84%           13%
    2003                    1,934,433             .64            4.97            .64             4.97            36
    2002                    1,946,407             .65            5.07            .65             5.08            13
    2001                    1,982,139             .65            5.09            .64             5.10            10
    2000                    1,903,967             .65            5.44            .64             5.44            17

MUNICIPAL INCOME (NMI)
--------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2004                       87,324             .82            5.28            .81             5.28            14
    2003                       84,491            1.12            5.14           1.12             5.14            10
    2002                       85,897             .91            5.62            .90             5.64            36
    2001                       88,089             .83            6.14            .83             6.15            11
    2000                       88,214             .80            6.20            .77             6.23             6
====================================================================================================================

*    After custodian fee credit, where applicable.

+ Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

                                 See accompanying notes to financial statements.

                                  36-37 spread


Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board
Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             152
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           152
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               152
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       152
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                152
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       38


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          152
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     152
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               152
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management Inc.; Managing
                                                          Director (since 2004) and Assistant Secretary (since 1994)
                                                          of Nuveen Investments Inc.; Assistant Secretary of NWQ
                                                          Investment Management Company, LLC (since 2002); Vice
                                                          President and Assistant Secretary of Nuveen Investments
                                                          Advisers Inc. (since 2002); Managing Director, Associate
                                                          General Counsel and Assistant Secretary of Rittenhouse
                                                          Asset Management, Inc. (since 2003); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Vice President (since 2002), formerly, Assistant Vice President       152
9/22/63                                                   (since 1999) of Nuveen Investments, LLC; Chartered
333 W. Wacker Drive                                       Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 152
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       39


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               152
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             152
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            152
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 152
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         152
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2003) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       40

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance                      152
4/13/56                        and Chief                  (since August 2004) of Nuveen Investments, LLC,
333 W. Wacker Drive            Compliance                 Nuveen Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606              Officer                    Management Inc., Nuveen Advisory Corp., Nuveen
                                                          Institutional Advisory Corp. and Rittenhouse Asset
                                                          Management, Inc.; formerly, Senior Attorney
                                                          (1994-July 2004), The Northern Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    152
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               152
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             152
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            152
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management
                                                          Inc. (since 1999). Chartered Financial Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.



GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

AVERAGE MODIFIED DURATION: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended October 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
           For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.


                                        o Share prices
           Learn more                   o Fund details
about Nuveen Funds at                   o Daily financial news
   WWW.NUVEEN.COM/ETF                   o Investor education
                                        o Interactive planning tools




Logo: NUVEEN Investments


                                                                     EAN-A-1004D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on October 31, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR, served as the audit committee financial expert. Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from May 1, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                       NUVEEN MUNICIPAL INCOME FUND, INC.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                              AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                  TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                   $ 7,286                         $ 0                         $ 364                     $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                          0%                            0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2003                   $ 6,658                         $ 0                         $ 367                     $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                          0%                            0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                                            $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2003                                            $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         N/A                            N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                   TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                      BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                           $ 364                         $ 0                           $ 0                    $ 364
October 31, 2003                           $ 367                         $ 0                           $ 0                    $ 367


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors or trustees and reserves the right to interview all candidates and to make the final selection of any new directors or trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 6, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: January 6, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: January 6, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.